UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(D) of
The Securities Act of 1934

Date of Report (Date of earliest event reported)    March 31, 2006

WORLDGATE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25755	23-2866697
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Tremont Avenue

Trevose, Pennsylvania  19053

(Address of Principal Executive Offices)   (Zip Code)

(215) 354-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2006, WorldGate Communications, Inc. (the “Company”) reported its earnings for the quarter and year ended December 31, 2005. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s related press release dated March 31, 2006.

The information in this report is being furnished, not filed. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference, or otherwise subject to any of the liabilities of Section 18 of the Securities Act of 1934, as amended.

Item 4.02 (a)  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company will also be filing on March 31, 2006 its Annual Report on Form 10-K. Within this Annual Report the Company will be restating its financial statements for the quarters ended June 30, 2005 and September 30, 2005 (the “Interim Reports”) to correct the accounting for certain conversions of preferred stock related to its June 2004 private placement of 7,550 shares of Series A Convertible Preferred stock to certain institutional investors. The corrected accounting reclassifies the converted preferred stock and the associated conversion options liability to equity based on a ratio of the shares converted during the quarter to the total preferred shares outstanding, whereas previously the ratio used for the reclassification of preferred stock and conversion options was based on the percentage of these instruments to each other and applied to the amount converted. In addition, both the fair value of the conversion option and any unaccreted discount associated with the conversion are being applied to equity with the discount being accounted for as a deemed dividend, which is also presented in the statement of operations. We previously did not reflect the discount on the preferred stock as a deemed dividend. There is no cash impact associated with these restatements. The decision to restate such Interim Reports was made concurrent with the filing of the Company’s Annual Report and we are advising our investors that they should not rely on the original Interim Reports pending the release of the restatements as set forth in the Annual Report being filed on March 31, 2006.

The Company’s audit committee has discussed with Marcum & Kliegman LLP, the Company’s independent accountants, the matters disclosed in this Item 4.02.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by WorldGate Communications, Inc. on March 31, 2006.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. Forward-looking statements are based on current expectations of future events, but actual results could vary materially from the Corporation’s expectations and projections. Investors are cautioned not to place undue reliance on any forward-looking statements. Several factors that could materially affect the Corporation’s actual results are identified in the Corporation’s latest Annual Report on Form 10-K, and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Date:	March 31, 2006	/s/ Randall J. Gort

Randall J. Gort
Secretary